CONSENT OF RICHARD WHITE

I have reviewed and I consent to the inclusion in the Prospectus Supplement of Energy Fuels Inc. (the “Company”) dated March 9, 2016 (the “Supplement”) of the disclosure of scientific or technical information concerning mineral projects.

I also consent to the filing of this consent under cover of Form 8-K with the United States Securities and Exchange Commission (the “SEC”) and of the incorporation by reference of this consent into the Company’s Registration Statement on Form F-10 (No. 333-194916), as amended, filed with the SEC

/s/ Richard White
Richard White

Date: March 9, 2016